GLOBAL CUSTODY AGREEMENT

 This AGREEMENT is effective January 3, 1994, and is between THE CHASE MANHATTAN BANK, N.A. (the “Bank”) and EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO, Individually and Separately (each individually, the “Customer”).

1. Customer Accounts.

 The Bank agrees to establish and maintain the following accounts (“Accounts”):

(a) A custody account in the name of the Customer (“Custody Account”) for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer (“Securities”); and

(b) A deposit account in the name of the Customer (“Deposit Account”) for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

 The Customer warrants its authority to: 1) deposit the cash and Securities (“Assets”) received in the Accounts and 2) give Instructions (as defined in Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

 Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.

2. Maintenance of Securities and Cash at Bank and Subcustodian Locations.

 Unless Instructions specifically require another location acceptable to the Bank:

(a) Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

(b) Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

 Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Customer may direct, if acceptable to the Bank.

 If the Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.

3. Subcustodians and Securities Depositories.

 The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements (“Subcustodians”). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

 The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4. Use of Subcustodian.

(a) The Bank will identify such Assets on its books as belonging to the Customer.

(b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

(c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

(d) Any agreement the Bank enters into with a Subcustodian for holding its customer’s assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except for a claim for payment for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration. The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.

5. Deposit Account Transactions.

(a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

(b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

(c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.

6. Custody Account Transactions.

(a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

(b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

(i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

(ii) If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.

7. Actions of the Bank.

 The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

(a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

(b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

(c) Exchange interim receipts or temporary Securities for definitive Securities.

(d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

(e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

 The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement. The Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and all persons having or claiming an interest in the Customer or the Customer’s Accounts were parties if: (a) the Customer has failed to provide a written exception or objection to any Bank statement within ninety (90) days of receipt and where the Customer’s failure to so provide a written exception or objection within such ninety (90) day period has limited the Bank's (i) access to the records, materials and other information required to investigate the Customer’s exception or objection, and (ii) ability to recover from third parties any amounts for which the Bank may become liable in connection with such exception or objection, or (b) where the Customer has otherwise explicitly approved any such statement.

 All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.

8. Corporate Actions; Proxies.

 Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders (“Corporate Actions”), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank’s central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

 When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

 The Bank will deliver proxies to the Customer or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.

9. Nominees.

 Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security pro rata or in any other manner that is fair, equitable and practicable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.

10. Authorized Persons.

As used in this Agreement, the term “Authorized Person” means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11. Instructions.

 The term “Instructions” means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

 Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the Customer will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.

 12. Standard of Care; Liabilities.

(a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement. Notwithstanding anything to the contrary in this Agreement:

(i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to the Customer by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer only to the extent of the Customer’s direct damages, and shall in no event be liable for any special or consequential damages.

(iii) The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith or for any loss due to the negligent act of such broker or agent except to the extent that such broker or agent (other than a Subcustodian) performs in a negligent manner which is the cause of the loss to the Customer and the Bank failed to exercise reasonable care in monitoring such broker’s or agent’s performance where Customer has requested and Bank has agreed to accept such monitoring responsibility.

(iv) The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

(v) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts, except to the extent that the Bank has failed to exercise reasonable care in performing any obligations which the Bank may have agreed to assume (in addition to those stated in this Agreement) with respect to taxes and such failure by the Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses.

(vi) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all legal matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided, that the Bank gives (to the extent practicable) prior notice to Customer of Bank’s intention to so seek advice of counsel and an opportunity for consultation with Customer on the proposed contact with counsel.

(vii) The Bank represents and warrants that it currently maintain a banker's blanket bond which provides standard fidelity and non-negligent loss coverage with respect to the Securities and Cash which may be held by Subcustodians pursuant to this Agreement. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer. The Bank need not maintain any insurance for the benefit of the Customer.

(viii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from: (1) the general risk of investing, or (2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

(ix) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

(b) Consistent with and without limiting the first paragraph of this Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

(i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

(ii) supervise or make recommendations with respect to investments or the retention of Securities;

(iii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) of this Agreement;

(iv) evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent (other than a Subcustodian) or other party to which Securities are delivered or payments are made pursuant to this Agreement;

(v) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

(c) The Customer authorizes the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

13. Fees and Expenses.

 The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank’s reasonable out-of-pocket or incidental expenses, including, but not limited to, reasonable legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement upon notice to the Customer.

14. Miscellaneous.

(a) Foreign Exchange Transactions. Pursuant to Instructions, which may be standing Instructions, to facilitate the administration of the Customer’s trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries or Subcustodians. The Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

(b) Certification of Residency, etc. The Customer certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank’s obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

(c) Access to Records. The Bank shall allow the Customer’s independent public accountants, officers and advisers reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer’s affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer’s independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer’s books and records.

(d) Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

(e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):

    X 1

1 With respect to each Customer listed on Schedule A hereto under the heading “ERISA Trusts.”

Employee Benefit Plan or other assets subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

    X 2 Mutual Fund assets subject to certain Securities and Exchange Commission (“SEC”) rules and regulations;

     X 3 Neither of the above.

With respect to each Customer, this Agreement consists exclusively of this document together with Schedules A, B, Exhibits I - _______ and the following Rider(s) to the extent indicated on Schedule A hereto opposite the name of the Customer under the column headed "Applicable Riders to Agreement":

   X ERISA

   X MUTUAL FUND

   SPECIAL TERMS AND CONDITIONS

 There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

(f) Severability. In the event that one or more provisions of this Agreement are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

(g) Waiver. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

(h) Notices. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing:

Bank:	The Chase Manhattan Bank, N.A. Chase MetroTech Center Brooklyn, NY 11245 Attention: Global Investor Services Telephone: (718) 242-3455 Facsimile: (718) 242-1374

Copy to:	The Chase Manhattan Bank, N.A. Woolgate House Coleman Street London EC2P 2HD England Attention: Global Investor Services Telephone: 44-71-962-5000 Facsimile: 44-71-962-5377 Telex: 8954681CMBG

Customer:	Name of Customer from Schedule A c/o T. Rowe Price 100 East Pratt Street Baltimore, MD 21202 Attention: Treasurer Telephone: (410) 625-6658 Facsimile: (410) 547-0180

(i) Termination. This Agreement may be terminated by the Customer or the Bank by giving ninety (90) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts. If notice of termination is given by the Bank, the Customer shall, within ninety (90) days following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under Section 13. If within ninety (90) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank.

(j) Entire Agreement. This Agreement, including the Schedules and Riders hereto, embodies the entire agreement and understanding of the parties in respect of the subject matter contained in this Agreement. This Agreement supersedes all other custody or other agreements between the parties with respect to such subject matter, which prior agreements are hereby terminated effective as of the date hereof and shall have no further force or effect.

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION I OF SCHEDULE A HERETO

By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer & Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION II OF SCHEDULE A HERETO

By:	/s/	Alvin M. Younger Alvin M. Younger Treasurer

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION III OF SCHEDULE A HERETO

By:	/s/	Alvin M. Younger Alvin M. Younger Treasurer

THE CHASE MANHATTAN BANK, N.A

By:	/s/	Alan Naughton Alan Naughton Vice President

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A.DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small Cap Value Fund, Inc.

 CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Bond Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried

  Common Trust Funds

  T. Rowe Price Trust Company, as Trustee
  for the International Common Trust Fund
  on behalf of the Underlying Trusts:

   Foreign Discovery Trust

   Foreign Discovery Trust-Augment

   Pacific Discovery Trust

   European Discovery Trust

   Japan Discovery Trust

   Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

ERISA Rider to Global Custody Agreement
|Between The Chase Manhattan Bank, N.A. and
Each of the Entities Listed on Schedule A Hereto
effective January 3, 1994

 Customer represents that the Assets being placed in the Bank's custody are subject to ERISA. It is understood that in connection therewith the Bank is a service provider and not a fiduciary of the plan and trust to which the assets are related. The Bank shall not be considered a party to the underlying plan and trust and the Customer hereby assumes all responsibility to assure that Instructions issued under this Agreement are in compliance with such plan and trust and ERISA.

 This Agreement will be interpreted as being in compliance with the Department of Labor Regulations Section 2550.404b-1 concerning the maintenance of indicia of ownership of plan assets outside of the jurisdiction of the district courts of the United States.

 The following modifications are made to the Agreement:

 Section 3. Subcustodians and Securities Depositories.

 Add the following language to the end of Section 3:

 As used in this Agreement, the term Subcustodian and the term securities depositories include a branch of the Bank, a branch of a qualified U.S. bank, an eligible foreign custodian, or an eligible foreign securities depository, where such terms shall mean:

(a) "qualified U.S. bank" shall mean a U.S. bank as described in paragraph (a)(2)(ii)(A)(1) of the Department of Labor Regulations Section 2550.404b-1;

(b) "eligible foreign custodian" shall mean a banking institution incorporated or organized under the laws of a country other than the United States which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over banks; and

(c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over such depositories or clearing agencies and which is described in paragraph (c)(2) of the Department of Labor Regulations Section 2550.404b-1.

 Section 4. Use of Subcustodian.

 Subsection (d) of this section is modified by deleting the last sentence.

 Section 5. Deposit Account Payments.

 Subsection (b) is amended to read as follows:

(b) In the event that any payment made under this Section 5 exceeds the funds available in the Deposit Account, such discretionary advance shall be deemed a service provided by the Bank under this Agreement for which it is entitled to recover its costs as may be determined by the Bank in good faith.

 Section 10. Authorized Persons.

 Add the following paragraph at the end of Section 10:

 Customer represents that: a) Instructions will only be issued by or for a fiduciary pursuant to Department of Labor Regulation Section 404b-1 (a)(2)(i) and b) if Instructions are to be issued by an investment manager, such entity will meet the requirements of Section 3(38) of ERISA and will have been designated by the Customer to manage assets held in the Customer Accounts ("Investment Manager"). An

Investment Manager may designate certain of its employees to act as Authorized Persons under this Agreement.

 Section 14(a). Foreign Exchange Transactions.

 Add the following paragraph at the end of Subsection 14(a):

 Instructions to execute foreign exchange transactions with the Bank, its subsidiaries, affiliates or Subcustodians will include (1) the time period in which the transaction must be completed; (2) the location i.e., Chase New York, Chase London, etc. or the Subcustodian with whom the contract is to be executed and (3) such additional information and guidelines as may be deemed necessary; and, if the Instruction is a standing Instruction, a provision allowing such Instruction to be overridden by specific contrary Instructions.

Mutual Fund Rider to Global Custody Agreement
Between The Chase Manhattan Bank, N.A. and
Each of the Entities Listed on Schedule A Hereto
effective January 3, 1994

 Customer represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940 (the Act), as the same may be amended from time to time.

 Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20, 1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

 The following modifications are made to the Agreement:

 Section 3. Subcustodians and Securities Depositories.

 Add the following language to the end of Section 3:

 The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

(a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

(b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

(c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or (ii) a transnational system for the central handling of securities or equivalent book-entries.

 The Customer represents that its Board of Directors has approved each of the Subcustodians listed in Schedule B to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached as Exhibits I through of Schedule B, and further represents that its Board has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule B for approval. As requested by the Bank, the Customer will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

 Section 11. Instructions.

 Add the following language to the end of Section 11:

 Deposit Account Payments and Custody Account Transactions made pursuant to Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Customer by law or as may be set forth in its prospectus.

(a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

(b) When Securities are called, redeemed or retired, or otherwise become payable;

(c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

(d) Upon conversion of Securities pursuant to their terms into other securities;

(e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

(f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;

(g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed;

(h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer;

(i) For the purpose of redeeming shares of the capital stock of the Customer and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Customer's transfer agent, such shares to be purchased or redeemed;

(j) For the purpose of redeeming in kind shares of the Customer against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

(k) For delivery in accordance with the provisions of any agreement among the Customer, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer;

(l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

(m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

(n) For other proper purposes as may be specified in Instructions issued by an officer of the Customer which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Customer; and

(o) Upon the termination of this Agreement as set forth in Section 14(i).

 Section 12. Standard of Care; Liabilities.

 Add the following subsection (c) to Section 12:

(c) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

 Section 14. Access to Records.

 Add the following language to the end of Section 14(c):

 Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.

GLOBAL CUSTODY AGREEMENT

WITH _______________________

DATE _______________________

SPECIAL TERMS AND CONDITIONS RIDER

January, 1994	Schedule B

SUB-CUSTODIANS EMPLOYED BY

THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY

COUNTRY	SUB-CUSTODIAN	CORRESPONDENT BANK
ARGENTINA	The Chase Manhattan Bank, N.A., Main Branch 25 De Mayo 130/140 Buenos Aires ARGENTINA	The Chase Manhattan Bank, N.A. Buenos Aires
AUSTRALIA	The Chase Manhattan Bank, Australia Limited 36th Floor World Trade Centre Jamison Street Sydney New South Wales 2000 AUSTRALIA	The Chase Manhattan Bank Australia Limited Sydney
AUSTRIA	Creditanstalt - Bankvereln Schottengasse 6 A - 1011, Vienna AUSTRIA	Credit Lyonnais Vienna
BANGLADESH	Standard Chartered Bank 18-20 Motijheel C.A. Box 536, Dhaka-1000 BANGLADESH	Standard Chartered Bank Dhaka
BELGIUM	Generale Bank 3 Montagne Du Parc 1000 Bruxelles BELGIUM	Credit Lyonnais Bank Brussels
BOTSWANA	Standard Chartered Bank Botswana Ltd. 4th Floor Commerce House The Mall Gaborone BOTSWANA	Standard Chartered Bank Botswana Ltd. Gabarone
BRAZIL	Banco Chase Manhattan, S.A. Chase Manhattan Center Rua Verbo Divino, 1400 Sao Paulo, SP 04719-002 BRAZIL	Banco Chase Manhattan S.A., Sao Paolo

CANADA	The Royal Bank of Canada Royal Bank Plaza Toronto Ontario M5J 2J5 CANADA Canada Trust Canada Trust Tower BCE Place 161 Bay at Front Toronto Ontario M5J 2T2 CANADA	Toronto Dominion Bank Toronto Toronto Dominion Bank Toronto
CHILE	The Chase Manhattan Bank, N.A., Agustinas 1235 Casilla 9192 Santiago CHILE	The Chase Manhattan Bank, N.A., Santiago
COLOMBIA	Cititrust Colombia S.A. Sociedad Fiduciaria Av. Jimenez No 8-89 Santafe de Bogota, DC COLOMBIA	Cititrust Colombia S.A. Sociedad Fiduciaria Santafe de Bogota
CZECH REPUBLIC	Ceskoslovenska Obchodni Banka, A.S.; Na Prikoope 14 115 20 Praha 1 CZECH REPUBLIC	Ceskoslovenska Obchodni Banka, A.S. Praha
DENMARK	Den Danske Bank 2 Holmens Kanala DK 1091 Copenhagen DENMARK	Den Danske Bak Copenhagen
EUROBONDS	Cedel S.A. 67 Blvd Grande Duchesse Charlotte LUXEMBOURG A/c Chase Manhattan Bank, N.A. London	A/c No. 17817 ECU:Lloyds Bank PLC International Banking Dividion London For all other currencies: see relevant country
EURO CDS	First Chicago Clearing Centre 27 Leadenhall Street London EC3A 1AA UK	ECU:Lloyds Bank PLC Banking Division London For all other currencies: see relevant country
FINLAND	Kansallis-Osake-Pankki Aleksanterinkatu 42 00100 Helsinki 10 FINLAND	Kanasallis-Osake-Pankki
FRANCE	Banque Paribas Ref 256 BP 141 3, Rue D'Antin 75078 Paris Cedex 02 FRANCE	Societe Generale Paris

GERMANY	Chase Bank A.G. Alexanderstrasse 59 Postfach 90 01 09 60441 Frankfurt/Main GERMANY	Chase Bank A.G. Frankfurt
GREECE	National Bank of Greece S.A. 38 Stadiou Street Athens GREECE	National Bank of Greece S.A. Athens A/c Chase Manhattan Bank, N.A., London A/c No. 040/7/921578-68
HONG KONG	The Chase Manhattan Bank,NA 40/F One Exchange Square 8, Connaught Place Central, Hong Kong HONG KONG	The Chase Manhattan Bank, N.A., Hong Kong
HUNGARY	Citibank Budapest Rt. Vaci Utca 19-21 1052 Budapest V HUNGARY	Citibank Budapest Rt. Budapest
INDIA	The Hongkong and Shanghai Banking Corporation Limited 52/60 Mahatma Gandhi Road Bombay 400 001 INDIA	The Hongkong and Shanghai Banking Corporation Limited, Bombay
INDONESIA	The Hongkong and Shanghai Banking Corporation Limited World Trade Center J1. Jend Sudirman Kav. 29-31 Jakarta 10023 INDONESIA	The Chase Manhattan Bank, N.A., Jakarta
IRELAND	Bank of Ireland International Financial Services Centre 1 Hargourmaster Place Dublin 1 IRELAND	Allied Irish Bank Dublin
ISRAEL	Bank Leumi Le-Israel B.M. 19 Herzi Street 65136 Tel Aviv ISRAEL	Bank Leumi Le-Israel B.M., Tel Aviv
ITALY	The Chase Manhattan Bank, N.A., Piazza Meda 1 20121 Milan ITALY	The Chase Manhattan Bank, N.A., Milan

JAPAN	The Chase Manhattan Bank, N.A.,1-3 Marunouchi 1-Chome Chiyoda-Ku Tokyo 100 JAPAN	The Chase Manhattan Bank, N.A., Tokyo
JORDAN	Arab Bank Limited P.O. Box 950544-5 Amman Shmeisani JORDAN	Arab Bank Limited Amman
LUXEMBOURG	Banque Generale du Luxembourg S.A., 27 Avenue Monterey LUXEMBOURG	Banque Generale du Luxembourg S.A. Luxembourg
MALAYSIA	The Chase Manhattan Bank, N.A., Pernas International Jalan Sultan Ismail 50250, Kuala Lumpur MALAYSIA	The Chase Manhattan Bank, N.A., Kuala Lumpur
MEXICO (Government Bonds)	The Chase Manhattan Bank, N.A., Hamburgo 213, Piso 7 06660 Mexico D.F. MEXICO Banco Nacional de Mexico, Avenida Juarez No. 104-11 Piso 06040 Mexico D.F. MEXICO	No correspondent Bank (Equities) Banque Commerciale du Maroc Casablanca
NETHERLANDS	ABN AMRO N.V. Securities Centre P.O. Box 3200 4800 De Breda NETHERLANDS	Credit Lyonnais Bank Nederland N.V. Rotterdam
NEW ZEALAND	National Nominees Limited Level 2 BNZ Tower 125 Queen Street Auckland NEW ZEALAND	National Bank of New Zealand Wellington
NORWAY	Den Norske Bank Kirkegaten 21 Oslo 1 NORWAY	Den Norske Bank Oslo
PAKISTAN	Citibank N.A. State Life Building No.1 I.I. Chundrigar Road Karachi PAKISTAN	Citibank N.A. Karachi
PERU	Citibank, N.A. Camino Real 457 CC Torre Real - 5th Floor San Isidro, Lima 27 PERU	Citibank N.A. Lima

PHILIPPINES	The Hongkong and Shanghai Banking Corporation Limited Hong Kong Bank Centre 3/F San Miguel Avenue Ortigas Commercial Centre Pasig Metro Manila PHILIPPINES	The Hongkong and Shaghai Banking Corporation Limited, Manila
POLAND	Bank Polska Kasa Opieki S.A., 6/12 Nowy Swiat Str 00-920 Warsaw POLAND	Bank Potska Kasa Opieki S.A., Warsaw
PORTUGAL	Banco Espirito Santo & Comercial de Lisboa Servico de Gestaode Titulos R. Mouzinho da Silvelra, 36 r/c, 1200 Lisbon PORTUGAL	Banco Pinto & Sotto Mayor Avenida Fontes Pereira de Melo 1000 Lisbon
SHANGHAI (CHINA)	The Hongkong and Shanghai Banking Corporation Limited Shanghai Branch Corporate Banking Centre Unit 504, 5/F Shanghai Centre 1376 Hanjing Xi Lu Shanghai THE PEOPLE'S REPUBLIC OF CHINA	The Chase Manhattan Bank, N.A.,Hong Kong
SCHENZHEN (CHINA)	The Hongkong and Shanghai Banking Corporation Limited 1st Floor Central Plaza Hotel No. 1 Chun Feng Lu Shenzhen THE PEOPLE'S REPUBLIC OF CHINA	The Chase Manhattan Bank, N.A., Hong Kong
SINGAPORE	The Chase Manhattan Bank, N.A. Shell Tower 50 Raffles Place Singapore 0104 SINGAPORE	The Chase Manhattan Bank, N.A. Singapore
SOUTH KOREA	The Hongkong & Shanghai Banking Corporation Limited 6/F Kyobo Building #1 Chongro, 1-ka Chongro-Ku, Seoul SOUGH KOREA	The Hongkong & Shanghai Banking Corporation Limited, Seoul

SPAIN	The Chase Manhattan Bank, N.A.,Calle Peonias 2 7th Floor La Piovera 28042 Madrid SPAIN	Banco Zaragozano, S.A. Madrid
URUGUAY	The First National Bank of Boston Zabala 1463 Montevideo URUGUAY	The First National Bank of Boston Montevideo
U.S.A	The Chase Manhattan Bank, N.A. 1 Chase Manhattan Plaza New York NY 10081 U.S.A.	The Chase Manhattan Bank, N.A. New York
VENEZUELA	Citibank N.A. Carmelitas a Altagracia Edificio Citibank Caracas 1010 VENEZUELA	Citibank N.A. Caracas

AMENDMENT AGREEMENT

 AMENDMENT AGREEMENT, dated as of April 18, 1994 (the “Amendment Agreement”) to the Global Custody Agreement, effective January 3, 1994 (the “Custody Agreement”) by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the “Bank”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK, N.A.
By:	/s/	Alan Naughton Alan Naughton Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

T. Rowe Price International Series, Inc. on behalf of the
 T. Rowe Price International Stock Portfolio

T. Rowe Price Equity Series, Inc. on behalf of the
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price New America Growth Portfolio

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price Income Series, Inc. on behalf of
 T. Rowe Price Limited-Term Bond Portfolio

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A. DATED JANUARY 3, 1993

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price New America Growth Portfolio

 T. Rowe Price New America Growth Fund, Inc.

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Income Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Pacific Discovery Trust

  European Discovery Trust

  Japan Discovery Trust

  Latin American Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 AMENDMENT AGREEMENT, dated as of August 15, 1994 (the “Amendment Agreement”) to the Global Custody Agreement, effective January 3, 1994, as amended (the “Custody Agreement”) by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the “Customer”) and THE CHASE MANHATTAN BANK, N.A. (the “Bank”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK, N.A.
By:	/s/	Alan Naughton Alan Naughton Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

T. Rowe Price Equity Series, Inc. on behalf of the
 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Personal Strategy Funds, Inc. on behalf of
 T. Rowe Price Personal Strategy Balanced Fund
 T. Rowe Price Personal Strategy Growth Fund
 T. Rowe Price Personal Strategy Income Fund

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A.DATED JANUARY 3, 1993

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price New America Growth Fund, Inc.

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Income Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Pacific Discovery Trust

  European Discovery Trust

  Japan Discovery Trust

  Latin American Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 AMENDMENT AGREEMENT, dated as of November 28, 1994 (the “Amendment Agreement”) to the Global Custody Agreement, effective January 3, 1994, as amended (the “Custody Agreement”) by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the “Customer”) and THE CHASE MANHATTAN BANK, N.A. (the “Bank”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK, N.A.
By:	/s/	Alan Naughton Alan Naughton Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY

By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

T. Rowe Price Value Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price International Funds, Inc. on behalf of:
 T. Rowe Price Emerging Markets Bond Fund

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A. DATED JANUARY 3, 1993

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price New America Growth Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Income Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund
  T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Pacific Discovery Trust

  European Discovery Trust

  Japan Discovery Trust

  Latin American Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 AMENDMENT AGREEMENT, dated as of May 31, 1995 (the “Amendment Agreement”) to the Global Custody Agreement, effective January 3, 1994, as amended (the “Custody Agreement”) by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the “Customer”) and THE CHASE MANHATTAN BANK, N.A. (the “Bank”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK, N.A.
By:	/s/	Alan Naughton Alan Naughton Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Stock Fund

Delete the following Fund:

CUNA Mutual Funds, Inc. on behalf of:
CUNA Mutual Cornerstone Fund

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A. DATED JANUARY 3, 1993

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price New America Growth Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Income Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund
  T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Pacific Discovery Trust

  European Discovery Trust

  Japan Discovery Trust

  Latin American Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 AMENDMENT AGREEMENT, dated as of November 1, 1995 (the “Amendment Agreement”) to the Global Custody Agreement, effective January 3, 1994, as amended (the “Custody Agreement”) by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the “Customer”) and THE CHASE MANHATTAN BANK, N.A. (the “Bank”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK, N.A.

By:	/s/	Alan Naughton Alan Naughton Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Global Stock Fund

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Health & Life Sciences Fund, Inc.

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A. DATED JANUARY 3, 1993

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price European Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price Global Stock Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price New America Growth Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 T. Rowe Price Health & Life Sciences Fund, Inc.

 Income Funds

 T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Government Income Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund
  T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

 T. Rowe Price Corporate Income Fund, Inc.

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Pacific Discovery Trust

  European Discovery Trust

  Japan Discovery Trust

  Latin American Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, and November 1, 1995 (the “Custody Agreement”), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 31, 1996 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK
By:	/s/	Caroline Wilson Caroline Wilson Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

T. Rowe Price Equity Series, Inc. on behalf of:
 T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Financial Services Fund, Inc.

Institutional Equity Funds, Inc. on behalf of:
 Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the
 International Common Trust Fund on behalf of:
 Emerging Markets Equity Trust

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK, N.A. DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Mid-Cap Growth Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price Financial Services Fund, Inc.

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 T. Rowe Price Health Sciences Fund, Inc.

 Institutional Equity Funds, Inc. on behalf of:
  Mid-Cap Equity Growth Fund

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

 T. Rowe Price International Series, Inc., on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price Mid-Cap Value Fund, Inc.

 T. Rowe Price New America Growth Fund

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price OTC Fund, Inc. on behalf of:
  T. Rowe Price OTC Fund

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 Income Funds

 T. Rowe Price Corporate Income Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Bond Fund
  T. Rowe Price Global Government Bond Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Short-Term Global Income Fund

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Short-Term U.S. Government Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust

  European Discovery Trust

  Foreign Discovery Trust

  Foreign Discovery Trust-Augment

  Japan Discovery Trust

  Latin America Discovery Trust

  Pacific Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

 AMENDMENT, dated July 17, 1997 to the January 3, 1994 Custody Agreement ("Agreement"), as amended July 31, 1996 ("Amendment Agreement"), by and between each of the Entities listed in Attachment B of the Amendment Agreement, separately and individually (each such entity hereinafter referred to as the "Customer"), and The Chase Manhattan Bank, N.A. whose obligations have since been adopted by The Chase Manhattan Bank ("Bank"), having a place of business at One Chase Manhattan Plaza, New York, N.Y. 10081

 It is hereby agreed as follows:

 Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

 Section 2. The Agreement is amended as follows by adding the following as new ' 15:

 (a) "CMBI" shall mean Chase Manhattan Bank International, an indirect wholly-owned subsidiary of Bank, located in Moscow, Russia, and any nominee companies appointed by it.

 (b) "International Financial Institution" shall mean any bank in the top 1,000 (together with their affiliated companies) as measured by "Tier 1" capital or any broker/dealer in the top 100 as measured by capital.

 (c) "Negligence" shall mean the failure to exercise "Reasonable Care".

 (d) "No-Action Letter" shall mean the response of the Securities and Exchange Commission's Office of Chief Counsel of Investment Management, dated April 18, 1995, in respect of the Templeton Russia Fund, Inc. (SEC Ref. No. 95-151-CC, File No. 811-8788) providing "no- action" relief under '17(f) of the Investment Company Act of 1940, as amended, and SEC Rule 17- f5 thereunder, in connection with custody of such Templeton Russia Fund, Inc.'s investments in Russian Securities.

 (e) "Reasonable Care" shall mean the use of reasonable custodial practices under the applicable circumstances as measured by the custodial practices then prevailing in Russia of International Financial Institutions acting as custodians for their institutional investor clients in Russia.

 (f) "Registrar Company" shall mean any entity providing share registration services to an issuer of Russian Securities.

 (g) "Registrar Contact" shall mean a contract between CMBI and a Registrar Company (and as the same may be amended from time to time) containing, inter alia, the contractual provisions described at paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter.

 (h) "Russian Security" shall mean a Security issued by a Russian issuer.

 (i) "Share Extract" shall mean: (i) an extract of its share registration books issued by a Registrar Company indicating an investor's ownership of a security; and (ii) a form prepared by CMBI or its agent in those cases where a Registrar Company in unwilling to issue a Share Extract.

 Section 3. Section 6(a) of the Agreement is amended by adding the following at the end thereof: "With respect to Russia, payment for Russian Securities shall not be made prior to the issuance of the Share Extract relating to such Russian Security. Delivery of Russian Securities may be made in accordance with the customary or established securities trading or securities processing practices and procedures in Russia. Delivery of Russian Securities may also be made in any manner specifically required by Instructions acceptable to the Bank. Customer shall promptly supply such transaction and settlement information as may be requested by Bank or CMBI in connection with particular transactions."

 Section 4. Section 8 of the Agreement is amended by adding a new paragraph to the end thereof as follows: "It is understood and agreed that Bank need only use its reasonable efforts with respect to performing the functions described in this '8 with respect to Russian Securities."

 Section 5. Section 12(a)(i) of the Agreement is amended with respect to Russian custody by deleting the phrase "reasonable care" wherever it appears and substituting, in lieu thereof, the phrase "Reasonable Care."

 Section 6. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following at the end of the first sentence thereof: "provided that, with respect to Russian Securities, Bank's responsibilities shall be limited to safekeeping of relevant Share Extracts."

 Section 7. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following after the second sentence thereof: "In connection with the foregoing, neither Bank nor CMBI shall assume responsibility for, and neither shall be liable for, any action or inaction of any Registrar Company and no Registrar Company shall be, or shall be deemed to be, Bank, CMBI, a Subcustodian, a securities depository or the employee, agent or personnel of any of the foregoing. To the extent that CMBI employs agents to perform any of the functions to be performed by Bank or CMBI with respect to Russian Securities, neither Bank nor CMBI shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Negligence or in bad faith, or for any loss due to the negligent act of such agent except to the extent that such agent performs in a negligent manner which is the cause of the loss to the Customer and the Bank or CMBI failed to exercise reasonable care in monitoring such agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility and except that where Bank or CMBI uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described in paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter, and, to the extent applicable to CMBI, the share registration functions described on pps. 2-3 of the No-Action Letter, Bank and CMBI shall be liable to Customer as if CMBI were responsible for performing such services itself."

 Section 8. Section 12(a)(ii) is amended with respect to Russian custody by deleting the word "negligently" and substituting, in lieu thereof, the word "Negligently."

 Section 9. Section 12(a)(iii) is amended with respect to Russian custody by deleting the word "negligence" and substituting, in lieu thereof, the word "Negligence."

 Section 10. Add a new Section 16 to the Agreement as follows:

 (a) Bank will advise Customer (and will update such advice from time to time as changes occur) of those Registrar Companies with which CMBI has entered into a Registrar Contract. Bank shall cause CMBI both to monitor each Registrar Company and to promptly advise Customer when CMBI has actual knowledge of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter with respect to a Registrar Company that serves in that capacity for any issuer the shares of which are held by Customer.

 (b) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI does not have a Registrar Company, Customer may request that Bank ask that CMBI both consider whether it would be willing to attempt to enter into such a Registrar Contract and to advise Customer of its willingness to do so. Where CMBI has agreed to make such an attempt, Bank will advise Customer of the occurrence of any one or more or the events described in paragraphs (i)-(iv) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

 (c) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI has a Registrar Contract with the issuer's Registrar Company, Customer may advise Bank of its interest in investing in such issuer and, in such event, Bank will advise Customer of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No- Action Letter of which CMBI has actual knowledge.

 Section 11. Add a new Section 17 to the Agreement as follows: "Customer shall pay for and hold Bank and CMBI harmless from any liability or loss resulting from the imposition or assessment of any taxes (including, but not limited to, state, stamp and other duties) or other governmental charges, and any related expenses with respect to income on Russian Securities."

 Section 12. Add a new Section 18 to the Agreement as follows: "Customer acknowledges and agrees that CMBI may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Registrar Company and CMBI shall not be liable in any such even including with respect to any losses resulting from such failure."

 Section 13. Add a new Section 19 to the Agreement as follows: "Customer acknowledges that it has received, reviewed and understands that Chase market report for Russia, including, but not limited to, the risks described therein."

 Section 14. Add a new Section 20 to the Agreement as follows: "Subject to the cooperation of a Registrar Company, for at least the first two years following CMBI's first use of a Registrar Company, Bank shall cause CMBI to conduct share confirmations on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if Customer's Board of Directors, in consultation with CMBI, determines it to be appropriate."

 Section 15. Add a new Section 21 to the Agreement as follows: "Bank shall cause CMBI to prepare for distribution to Customer's Board of Directors a quarterly report identifying: (i) any concerns it has regarding the Russian share registration system that should be brought to the attention of the Board of Directors; and (ii)

the steps CMBI has taken during the reporting period to ensure that Customer's interests continue to be appropriately recorded."

 Section 16. Add a new Section 22 to the Agreement as follows: "Except as provided in new '16(b), the services to be provided by Bank hereunder will be provided only in relation to Russian Securities for which CMBI has entered into a Registrar Contract with the relevant Registrar Company."

*********************

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

for EACH CUSTOMER separately and individually	THE CHASE MANHATTAN BANK
/s/Henry H. Hopkins Henry H. Hopkins, Vice President	/s/Helen C. Bairsto Helen C. Bairsto, Vice President

AMENDMENT AGREEMENT

 The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, and July 31, 1996 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 23, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK
By:	/s/	Caroline Wilson Caroline Wilson Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Change the name of the following Fund:

T. Rowe Price OTC Fund, Inc., on behalf of:
 T. Rowe Price OTC Fund

Effective May 1, 1997, the fund name changed to:
 T. Rowe Price Small-Cap Stock Fund, Inc.

Delete the following Fund:

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price Short-Term Global Income Fund

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Mid-Cap Growth Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price Financial Services Fund, Inc.

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 T. Rowe Price Health Sciences Fund, Inc.

 Institutional Equity Funds, Inc. on behalf of:
  Mid-Cap Equity Growth Fund

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Equity Funds

 T. Rowe Price International Series, Inc. on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Media & Telecommunications Fund, Inc.

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price Mid-Cap Value Fund, Inc.

 T. Rowe Price New America Growth Fund

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Stock Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 Income Funds

 T. Rowe Price Corporate Income Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Bond Fund
  T. Rowe Price Global Government Bond Fund
  T. Rowe Price International Bond Fund

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Short-Term U.S. Government Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the
 International Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust

  European Discovery Trust

  Foreign Discovery Trust

  Foreign Discovery Trust - Augment

  Japan Discovery Trust

  Latin America Discovery Trust

  Pacific Discovery Trust

  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

 AMENDMENT, dated July 23, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

 It is agreed as follows:

 1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

 Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

 2. Except as modified hereby, the Agreement is confirmed in all respects.

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION 1 OF SCHEDULE A HERETO	THE CHASE MANHATTAN BANK
By:/s/Henry H. Hopkins Henry H. Hopkins, Vice President	By:/s/Helen C. Bairsto Helen C. Bairsto, Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION 2 OF SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

Exhibit 1

GLOBAL PROXY SERVICE RIDER
To Global Custody Agreement
Between
THE CHASE MANHATTAN BANK
AND
Certain T. ROWE PRICE FUNDS
dated 3rd January, 1994

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non- English materials as have been made available to Bank or its Subcustodian. In this respect Bank=s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

 Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with '10 of the Agreement. Proxy Services fees shall be as separately agreed.

SCHEDULE A

SECTION 1

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Income Series, Inc. on behalf of:
T. Rowe Price Limited Term Bond Portfolio

Institutional Equity Funds, Inc. on behalf of:
Mid-Cap Equity Growth Fund

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Summit Funds, Inc. on behalf of:
T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Tax-Efficient Balanced Fund, Inc.

T. Rowe Price Value Fund, Inc.

SECTION 2

NYC International Common Trust Fund

 AMENDMENT, dated October 29, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

 It is agreed as follows:

 1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

 Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

 2. Except as modified hereby, the Agreement is confirmed in all respects.

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION 1 OF SCHEDULE A HERETO	THE CHASE MANHATTAN BANK
By:/s/Henry H. Hopkins Henry H. Hopkins, Vice President	By:/s/Helen C. Bairsto Helen C. Bairsto, Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION 2 OF SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

GLOBAL PROXY SERVICE RIDER
To Global Custody Agreement
Between
THE CHASE MANHATTAN BANK
AND
Certain T. ROWE PRICE FUNDS
dated 3rd January, 1994

1. Global Proxy Services (“Proxy Services”) shall be provided for the countries listed in the procedures and guidelines (“Procedures”) furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications (“Notifications”) by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non- English materials as have been made available to Bank or its Subcustodian. In this respect Bank’s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with §10 of the Agreement. Proxy Services fees shall be as separately agreed.

SCHEDULE A

SECTION 1

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Income Series, Inc. on behalf of:
T. Rowe Price Limited Term Bond Portfolio

Institutional Equity Funds, Inc. on behalf of:
Mid-Cap Equity Growth Fund

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Summit Funds, Inc. on behalf of:
T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Tax-Efficient Balanced Fund, Inc.

T. Rowe Price Value Fund, Inc.

SECTION 2

NYC International Common Trust Fund

AMENDMENT AGREEMENT TO
RUSSIAN RIDER TO THE GLOBAL
CUSTODY AGREEMENT

 AMENDMENT to Attachment B of Global Custody Agreement dated January 3, 1994, as amended July 23, 1997, is hereby further amended as of September 3, 1997.

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Amend Attachment B to consist of the following funds when pertaining to the Russian Rider dated July 17, 1997:

  Institutional International Funds, Inc., on behalf of:
   Foreign Equity Fund

  T. Rowe Price International Funds, Inc. on behalf of:
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price European Stock Fund
   T. Rowe Price Global Government Bond Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Bond Fund
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Stock Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price New Asia Fund

  T. Rowe Price International Series, Inc. on behalf of:
   T. Rowe Price International Stock Portfolio

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK	EACH OF THE PARTIES LISTED ABOVE
By:/s/Helen C. Bairsto Helen C. Bairsto, Vice President	By:/s/Henry H. Hopkins Henry H. Hopkins, Vice President

AMENDMENT AGREEMENT

 The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, and July 23, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 29, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a “Customer” as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK
By:	/s/	Helen C. Bairsto Helen C. Bairsto Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Carmen F. Deyesu Carmen F. Deyesu Treasurer

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

T. Rowe Price Real Estate Fund, Inc.

Attachment B

Schedule A

LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

 T. Rowe Price Balanced Fund, Inc.

 T. Rowe Price Blue Chip Growth Fund, Inc.

 T. Rowe Price Capital Appreciation Fund

 T. Rowe Price Capital Opportunity Fund, Inc.

 T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

 T. Rowe Price Dividend Growth Fund, Inc.

 T. Rowe Price Equity Income Fund

 T. Rowe Price Equity Series, Inc. on behalf of:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Mid-Cap Growth Portfolio
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Personal Strategy Balanced Portfolio

 T. Rowe Price Financial Services Fund, Inc.

 T. Rowe Price Growth & Income Fund, Inc.

 T. Rowe Price Growth Stock Fund, Inc.

 T. Rowe Price Health Sciences Fund, Inc.

 Institutional Equity Funds, Inc. on behalf of:
  Mid-Cap Equity Growth Fund

 Institutional International Funds, Inc. on behalf of:
  Foreign Equity Fund

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Equity Funds

 T. Rowe Price International Series, Inc. on behalf of:
  T. Rowe Price International Stock Portfolio

 T. Rowe Price Media & Telecommunications Fund, Inc.

 T. Rowe Price Mid-Cap Growth Fund, Inc.

 T. Rowe Price Mid-Cap Value Fund, Inc.

 T. Rowe Price New America Growth Fund

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price New Horizons Fund, Inc.

 T. Rowe Price Real Estate Fund, Inc.

 T. Rowe Price Science & Technology Fund, Inc.

 T. Rowe Price Small-Cap Stock Fund, Inc.

 T. Rowe Price Small-Cap Value Fund, Inc.

 T. Rowe Price Value Fund, Inc.

 Income Funds

 T. Rowe Price Corporate Income Fund, Inc.

 T. Rowe Price High Yield Fund, Inc.

 T. Rowe Price Income Series, Inc. on behalf of:
  T. Rowe Price Limited-Term Bond Portfolio

 T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Bond Fund
  T. Rowe Price Global Government Bond Fund
  T. Rowe Price International Bond Fund

 T. Rowe Price New Income Fund, Inc.

 T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

 T. Rowe Price Short-Term Bond Fund, Inc.

 T. Rowe Price Short-Term U.S. Government Fund, Inc.

 T. Rowe Price Summit Funds, Inc. on behalf of:
  T. Rowe Price Summit Limited-Term Bond Fund

 T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Attachment B

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the
  International Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust
  European Discovery Trust
  Foreign Discovery Trust
  Foreign Discovery Trust - Augment
  Japan Discovery Trust
  Latin America Discovery Trust
  Pacific Discovery Trust
  New York City International Common Trust Fund

III. OTHER RPFI International Partners, L.P.	No Riders are applicable to the Customer listed under Section III of this Schedule A.

AMENDMENT AGREEMENT

 The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, and October 29, 1997 (the “Custody Agreement”), by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of December 15, 1998 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections 1 and 3 of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a “Customer” as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY

By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Change the name of the following Fund:

 T. Rowe Price Global Government Bond Fund

Effective May 1, 1998, the fund name changed to:
 T. Rowe Price Global Bond Fund

Add the following Fund:

T. Rowe Price International Funds, Inc. on behalf of:
 T. Rowe Price International Growth & Income Fund

Add the following Funds to the Russian Rider:

T. Rowe Price International Funds, Inc. on behalf of:
 T. Rowe Price International Growth & Income Fund

RPFI International Partners, L.P.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Mid-Cap Equity Growth Fund	Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund

Russian Rider Russian Rider Russian Rider Russian Rider

T. Rowe Price International Growth & Income Fund T. Rowe Price International Stock Fund T. Rowe Price Japan Fund T. Rowe Price Latin America Fund T. Rowe Price New Asia Fund	Russian Rider Russian Rider Russian Rider Russian Rider Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Global Bond Fund T. Rowe Price International Bond Fund	Russian Rider Russian Rider Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term U.S. Government Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Summit Funds, Inc. on behalf of: T. Rowe Price Summit Limited-Term Bond Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Balanced Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust
  European Discovery Trust
  Foreign Discovery Trust
  Foreign Discovery Trust - Augment
  Japan Discovery Trust
  Latin America Discovery Trust
  Pacific Discovery Trust

New York City International Common Trust Fund	Global Proxy Service Rider

III. OTHER RPFI International Partners, L.P.	Russian Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997 and December 15, 1998 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of October 6, 1999 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY

By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Change the name of the following Fund:

 T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Effective May 27, 1999, the fund name changed to:

 T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
  T. Rowe Price Tax-Efficient Balanced Fund

Add the following Fund:

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
 T. Rowe Price Tax-Efficient Growth Fund

Add the following Trusts:

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund, on behalf of the Underlying Trusts:

 Foreign Discovery Trust - B

 International Small-Cap Trust

Delete the following Trust:

New York City International Common Trust Fund

Add the following Funds/Trusts/Limited Partnerships to the Global Proxy Service Rider:

T. Rowe Price Equity Series, Inc.
 T. Rowe Price Equity Income Portfolio

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
 T. Rowe Price Tax-Efficient Growth Fund

Institutional International Funds, Inc., on behalf of
 Foreign Equity Fund

Attachment A

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price Global Bond Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Bond Fund
 T. Rowe Price International Discovery Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Stock Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price New Asia Fund

T. Rowe Price International Series, Inc., on behalf of
 T. Rowe Price International Stock Portfolio

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

 Emerging Markets Equity Trust
 European Discovery Trust
 Foreign Discovery Trust
 Foreign Discovery Trust - Augment
 Foreign Discovery Trust - B
 International Small-Cap Trust
 Japan Discovery Trust
 Latin America Discovery Trust
 Pacific Discovery Trust

RPFI International Partners, L.P.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Mid-Cap Equity Growth Fund	Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Growth & Income Fund T. Rowe Price International Stock Fund T. Rowe Price Japan Fund T. Rowe Price Latin America Fund T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Global Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term U.S. Government Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Summit Funds, Inc. on behalf of: T. Rowe Price Summit Limited-Term Bond Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund	Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
European Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - Augment	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Latin America Discovery Trust	Global Proxy Service Rider
Pacific Discovery Trust	Global Proxy Service Rider

III. OTHER RPFI International Partners, L.P.	Global Proxy Service and Russian Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998 and October 6, 1999 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of February 9, 2000 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY

By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Institutional Equity Funds, Inc., on behalf of:
 Institutional Large-Cap Value Fund
 Institutional Small-Cap Stock Fund

Add the following Funds to the Global Proxy Service Rider:

Institutional Equity Funds, Inc., on behalf of
 Institutional Large-Cap Value Fund
 Institutional Small-Cap Stock Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Stock Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Global Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term U.S. Government Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Summit Funds, Inc. on behalf of: T. Rowe Price Summit Limited-Term Bond Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund	Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
European Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - Augment	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Latin America Discovery Trust	Global Proxy Service Rider
Pacific Discovery Trust	Global Proxy Service Rider

III. OTHER RPFI International Partners, L.P.	Global Proxy Service and Russian Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999 and February 9, 2000 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of April 19, 2000 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY

By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price Emerging Europe & Mediterranean Fund

Add the following Fund to the Global Proxy Service and Russian Rider:

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price Emerging Europe & Mediterranean Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Europe & Mediterranean Fund T. Rowe Price Emerging Markets Stock Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Global Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term U.S. Government Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Summit Funds, Inc. on behalf of: T. Rowe Price Summit Limited-Term Bond Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund	Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
European Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - Augment	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Latin America Discovery Trust	Global Proxy Service Rider
Pacific Discovery Trust	Global Proxy Service Rider

III. OTHER RPFI International Partners, L.P.	Global Proxy Service and Russian Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000 and April 19, 2000 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of July 18, 2000 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

Income Fund

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  India Trust

  Taiwan Trust

Add the following Funds to the Global Proxy Service Rider:

Equity Funds

T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

Income Fund

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

  India Trust

  Taiwan Trust

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Global Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term U.S. Government Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Summit Funds, Inc. on behalf of: T. Rowe Price Summit Limited-Term Bond Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
European Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - Augment	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Latin America Discovery Trust	Global Proxy Service Rider
Pacific Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

III. OTHER RPFI International Partners, L.P.	Global Proxy Service and Russian Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000 and July 18, 2000 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of October 25, 2000 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Joseph M. Rondinelli Joseph M. Rondinelli Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price Equity Series, Inc. on behalf of:
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Health Sciences Portfolio

T. Rowe Price International Index Fund, Inc. on behalf of:
 T. Rowe Price International Equity Index Fund

Income Fund

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts:

Income Funds:

T. Rowe Price International Funds, Inc. on behalf of:
 T. Rowe Price Global Bond Fund

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Summit Funds, Inc., on behalf of:
 T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

 European Discovery Trust

 Foreign Discovery Trust-Augment

 Latin America Discovery Trust

 Pacific Discovery Trust

Other:

RPFI International Partners, L.P.

Add the following Funds to the Global Proxy Service Rider:

Equity Funds

T. Rowe Price Equity Series, Inc. on behalf of:
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Health Sciences Portfolio

Income Fund

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts from the Global Proxy Service Rider:

Income Funds:

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Summit Funds, Inc., on behalf of:
 T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

 European Discovery Trust

 Foreign Discovery Trust-Augment

 Latin America Discovery Trust

 Pacific Discovery Trust

Add the following Fund to the Global Proxy Service and Russian Rider

Equity Fund

T. Rowe Price International Index Fund, Inc. on behalf of:
 T. Rowe Price International Equity Index Fund

Delete the following Fund/Other from the Global Proxy Service and Russian Rider:

Income Funds:

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price Global Bond Fund

Other:

RPFI International Partners, L.P.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

 AMENDMENT, dated April 25, 2001 to the January 3, 1994 custody agreement (“Agreement”), between each of the T. Rowe Price Funds, severally and not jointly, set forth on Appendix 2 (“Customer”), having a place of business at 100 East Pratt Street, Baltimore, Maryland 21202, and The Chase Manhattan Bank (“Bank”), having a place of business at 270 Park Ave., New York, N.Y. 10017- 2070.

 It is hereby agreed as follows:

 Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

 Section 2. The Agreement is amended by deleting the investment company rider thereto and inserting, in lieu thereof, the following investment company rider:

 1. “Add new Section 15 to the Agreement as follows:

 15. Compliance with Securities and Exchange Commission rule 17f-5 ("rule 17f-5").

 (a) Customer’s board of directors (or equivalent body) (hereinafter “Board”) hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligations set forth in rule SEC rule 17f-5(c)(1)-(3) to perform as Customer’s “Foreign Custody Manager” (as that term is defined in rule 17f-5(a)(3)), including for the purposes of (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or are otherwise deemed an Eligible Foreign Custodian pursuant to an SEC exemptive order, rule other appropriate SEC action) to hold Customer’s Foreign Assets, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)); and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

 (b) In connection with the foregoing, Bank shall:

(i) provide written reports notifying Customer’s Board of the placement and withdrawal of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer’s Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer’s foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

(ii) exercise such reasonable care, prudence and diligence in performing as Customer’s Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

(iii) in selecting each Eligible Foreign Custodian, determine that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv) determine that the written contract with the Eligible Foreign Custodian will (a) satisfy the requirements of rule 17f- 5(c)(2), and (b) provide reasonable care for Foreign Assets based on the standards specified in 17-5(c)(1); and

(v) establish a system to monitor (i) the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and (ii) the performance of the contract governing the custody arrangements; it being understood, however, that in the event that Bank shall have determined that an existing Eligible Foreign Custodian in a given country would no longer meet the requirements of rule 17f-5(c), Bank shall determine whether any other Eligible Foreign Custodian in that country would meet such requirements. In the event that another Eligible Foreign Custodian does so meet the requirements, Bank shall withdraw the Foreign Assets from the custody of the incumbent Eligible Foreign Custodian and deposit them with the other Eligible Foreign Custodian as soon as reasonably practicable, and promptly advise Customer of such withdrawal and deposit. If Bank shall determine that no other Eligible Foreign Custodian in that country would meet the requirements of rule 17f- 5(c), Bank shall so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

 (c) Except as expressly provided herein and in Section 16 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

 (d) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the “1940 Act”) as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer’s Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer’s Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country’s financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

 (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

 2. Add the following after the first sentence of Section 3 of the Agreement:

At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

 3. Add the following language to the end of Section 3 of the Agreement:

 The term Subcustodian as used herein shall mean the following:

 (a) a U.S. bank as defined in rule 17f-5(a)(7); and

 (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

 (c) For purposes of provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager or, for purposes of clarity, any securities depository.”

 4. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: “or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws.”

 5. Add a new Section 16 to the Agreement as follows:

 16. Compliance with Securities and Exchange Commission rule 17f-7 ("rule 17f-7").

 (a) Bank shall, for consideration by Customer or Customer’s investment adviser, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer’s Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer’s Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank’s Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer’s Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify (which may be electronic) Customer or its adviser of any material changes in such risks in accordance with rule 17f-7(a)(1)(i)(B).

 (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 16(a) above. The risk analysis of an Eligible Securities Depository provided under paragraph 16(a) shall take account of the specific rules of a given depository and shall, to the extent reasonably practicable, generally consider: (1) the Depository’s expertise and market reputation; (2) the quality of the Depository’s services; (3) the Depository’s financial strength; (4) any insurance or indemnification arrangements; (5) the extent and quality of regulation and independent examination of the Depository; (6) the Depository’s standing in published ratings; (7) the Depository’s internal controls and other procedures for safeguarding assets; and (8) any related legal protections.

 (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

 (d) Bank need not commence performing any of the duties set forth in this Section 16 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

 7. Add the following language to the end of Section 3 of the Agreement:

 The term “securities depository” as used herein when referring to a securities depository located outside the U.S. shall mean an “Eligible Securities Depository” which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule or other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term “securities depositories” shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5. The term “securities depository” as used herein when referring to a securities depository located in the U.S. shall mean a “securities depository” as defined in SEC rule 17f-4(a).

*********************

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[Each of the severally and not jointly, set forth on Appendix 2 [Customer]	THE CHASE MANHATTAN BANK
/s/Henry H. Hopkins By:_____________________ Name: Henry H. Hopkins Title:Vice President Date: 4/26/01	/s/Paul D. Hopkins By:_____________________ Name: Paul D. Hopkins Title: Vice President Date: 5/15/01

Appendix 1-A

Information Regarding Country Risk

 1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Customer’s independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B. Written information concerning:

___ i. The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

___ ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C. A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

 2. Bank shall furnish the following additional information:

 Market flashes, including with respect to changes in the information in market reports.

Appendix 1-B

ELIGIBLE SECURITIES DEPOSITORIES

APPENDIX 2

T. ROWE PRICE INVESTMENT COMPANIES

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc.
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio
 T. Rowe Price New America Growth Portfolio
 T. Rowe Price Personal Strategy Balanced Portfolio
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Health Sciences Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

Institutional International Funds, Inc.
 Foreign Equity Fund

T. Rowe Price International Funds, Inc.
 T. Rowe Price International Discovery Fund
 T. Rowe Price International Stock Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price New Asia Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price Emerging Europe & Mediterranean Fund
 T. Rowe Price International Bond Fund
 T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price International Index Fund, Inc.
 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc.
 T. Rowe Price International Stock Portfolio

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Value Fund, Inc.

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Fixed Income Series, Inc.
 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc.
 T. Rowe Price Personal Strategy Balanced Fund
 T. Rowe Price Personal Strategy Growth Fund
 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Tax-Efficient Funds, Inc.
 T. Rowe Price Tax-Efficient Balanced Fund
 T. Rowe Price Tax-Efficient Growth Fund
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. Rowe Price U.S. Bond Index Fund, Inc.

Institutional Equity Funds, Inc. on behalf of:
 Institutional Mid-Cap Equity Growth Fund
 Institutional Large-Cap Value Fund
 Institutional Small-Cap Stock Fund

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, and October 25, 2000 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the “Bank”) is hereby further amended, as of July 24, 2001 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE BANK MANHATTAN BANK
By:	/s/	Paul D. Hopkins Paul D. Hopkins Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

Institutional Equity Funds, Inc. on behalf of:
 Institutional Large-Cap Growth Fund

Add the following Fund to the Global Proxy Service Rider:

Equity Funds

Institutional Equity Funds, Inc. on behalf of:
 Institutional Large-Cap Growth Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994, AS AMENDED

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Growth Fund Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000 and July 24, 2001 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 24, 2002 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Helen C. Bairsto Helen C. Bairsto Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:
 T. Rowe Price Institutional High Yield Fund

Add the following Fund to the Global Proxy Service Rider:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:
 T. Rowe Price Institutional High Yield Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

Institutional Equity Funds, Inc. on behalf of: Institutional Large-Cap Growth Fund Institutional Large-Cap Value Fund Institutional Small-Cap Stock Fund Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
Institutional International Funds, Inc. on behalf of: Foreign Equity Fund	Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001 and April 24, 2002 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 24, 2002 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Helen C. Bairsto Helen C. Bairsto Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price Institutional International Funds, Inc., on behalf of:
 T. Rowe Price Institutional Emerging Markets Equity Fund

Income Funds

T. Rowe Price Inflation Protected Bond Fund, Inc.

Add the following Fund to the Global Proxy Service Rider:

Income Funds

T. Rowe Price Inflation Protected Bond Fund, Inc.

Add the following Fund to the Global Proxy Service and Russian Rider

Equity Funds

T. Rowe Price Institutional International Funds, Inc., on behalf of:
 T. Rowe Price Institutional Emerging Markets Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Mid-Cap Equity Growth Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of: T. Rowe Price Institutional Emerging Markets Fund T. Rowe Price Institutional Foreign Equity Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002 and July 24, 2002 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 23, 2003 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of:
 T. Rowe Price Institutional Large-Cap Core Growth Fund

Add the following Fund to the Global Proxy Service Rider:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of:
 T. Rowe Price Institutional Large-Cap Core Growth Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Mid-Cap Equity Growth Fund	Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc. on behalf of: T. Rowe Price Institutional Emerging Markets Fund T. Rowe Price Institutional Foreign Equity Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002 and July 23, 2003 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 22, 2003 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1.  Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

  2.  Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

  3.  Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4.  Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

Add the following Fund to the Global Proxy Service Rider:

Equity Funds:

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional Small-Cap Stock Fund T. Rowe Price Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc. on behalf of: T. Rowe Price Institutional Emerging Markets Fund T. Rowe Price Institutional Foreign Equity Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003 (the “Custody Agreement”) by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of September 20, 2004 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Sections I, II and III of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

  2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

  3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

  4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds:

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

Add the following Fund to the Global Proxy Service Rider:

Equity Funds:

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Equity Funds, Inc. on behalf of: T. Rowe Price Institutional Large-Cap Core Growth Fund T. Rowe Price Institutional Large-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional Large-Cap Value Fund T. Rowe Price Institutional Small-Cap Stock Fund T. Rowe Price Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc. on behalf of: T. Rowe Price Institutional Emerging Markets Fund T. Rowe Price Institutional Foreign Equity Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service Rider and Russian Rider Global Proxy Service Rider and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of December 14, 2005 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

  2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

  3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

  4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund to the Russian Rider:

Equity Funds:

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Developing Technologies Fund, Inc.

T. Rowe Price Equity Series, Inc. on behalf of:
 T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Media & Telecommunications Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional Small-Cap Stock Fund T. Rowe Price Mid-Cap Equity Growth Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc. on behalf of: T. Rowe Price Institutional Emerging Markets Fund T. Rowe Price Institutional Foreign Equity Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

Schedule A

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November 8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004 and December 14, 2005 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 19, 2006 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

  2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

  3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

  4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Global Equity Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Global Equity Fund

Add the following Funds to the Russian Rider:

Equity Funds:

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc., on behalf of
 T. Rowe Price Personal Strategy Balanced Fund,
 T. Rowe Price Personal Strategy Growth Fund and
 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:
 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Global Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Mid-Cap Equity Growth Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November 8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005 and April 19, 2006 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 18, 2006 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

  WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

  2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

  3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

  4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of
 T. Rowe Price Institutional Concentrated Large-Cap Value Fund

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Overseas Stock Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Emerging Markets Bond Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of
 T. Rowe Price Institutional Concentrated Large-Cap Value Fund

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Overseas Stock Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Emerging Markets Bond Fund

Add the following Funds to the Russian Rider:

Equity Fund:

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Overseas Stock Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional Emerging Markets Bond Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November 8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006 and October 18, 2006 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 24, 2007 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

*

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Andrew Lawson Andrew Lawson Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Africa & Middle East Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional International Bond Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Africa & Middle East Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional International Bond Fund

Add the following Funds to the Russian Rider:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of
 T. Rowe Price Africa & Middle East Fund

Income Fund:

T. Rowe Price Institutional International Funds, Inc., on behalf of
 T. Rowe Price Institutional International Bond Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

Schedule A

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Emerging Markets Equity
Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

Schedule A

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International
 Common Trust Fund on behalf of the Underlying Trusts:

Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
Taiwan Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006 and April 24, 2007 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 24, 2007 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of

 T. Rowe Price Institutional U.S. Structured Research Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional Equity Funds, Inc., on behalf of

 T. Rowe Price Institutional U.S. Structured Research Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Emerging Markets Equity
Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the

 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007 and July 24, 2007 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 23, 2007 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	Henry H. Hopkins Henry H. Hopkins Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Income Funds:

T. Rowe Price Institutional Income Funds, Inc., on behalf of

 T. Rowe Price Institutional Floating Rate Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional Income Funds, Inc., on behalf of

 T. Rowe Price Institutional Floating Rate Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on
behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider

T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007 and October 23, 2007 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 6, 2008 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc., on behalf of

 T. Rowe Price Institutional Africa & Middle East Fund

Add the following Funds to the Global Service Proxy and Russian Rider:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc., on behalf of

 T. Rowe Price Institutional Africa & Middle East Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT OMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007 and February 6, 2008 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 22, 2008 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Institutional International Funds, Inc., on behalf of

 T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price International Funds, Inc., on behalf of

 T. Rowe Price Global Large-Cap Stock Fund

Add the following Funds to the Global Service Proxy and Russian Rider:

Equity Funds:

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Institutional International Funds, Inc., on behalf of

 T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price International Funds, Inc., on behalf of

 T. Rowe Price Global Large-Cap Stock Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT OMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008 and July 22, 2008 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 21, 2008 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Income Funds:

T. Rowe Price Strategic Income Fund, Inc.

Add the following Funds to the Global Service Proxy:

Income Funds:

T. Rowe Price Strategic Income Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008 and October 21, 2008 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 22, 2009 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to add certain Customers as specified in Attachment A hereto to the Russian Rider dated July 17, 1997. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds:

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

Add the following Funds to the Global Service Proxy:

Equity Funds:

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Developing Technologies Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Concentrated Large-Cap
Value Fund
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price U.S. Bond Index Fund, Inc.	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008 and April 22, 2009 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 1, 2009 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Delete the following Funds:

Equity Funds:

 T. Rowe Price Developing Technologies Fund, Inc.

 T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

  T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Income Funds:

 T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

  T. Rowe Price Tax-Efficient Balanced Fund

  T. Rowe Price Tax-Efficient Growth Fund

 T. Rowe Price U.S. Bond Index Fund, Inc.

Delete the following Funds from the Global Service Proxy:

Equity Funds:

 T. Rowe Price Developing Technologies Fund, Inc.

 T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

  T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Income Funds:

 T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

  T. Rowe Price Tax-Efficient Balanced Fund

  T. Rowe Price Tax-Efficient Growth Fund

 T. Rowe Price U.S. Bond Index Fund, Inc.

Change to the name of the following Fund:

 T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Effective September 16, 2009, the fund’s name was changed to:

 T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008 April 22, 2009 and October 1, 2009 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 20, 2009 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of

 T. Rowe Price Global Infrastructure Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of

 T. Rowe Price Global Infrastructure Fund

Add the following Funds to the Russian Rider:

Equity Funds:

T. Rowe Price International Funds, Inc., on behalf of

 T. Rowe Price Global Infrastructure Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap
Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity
Growth Fund
T. Rowe Price Institutional U.S. Structured
Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, April 18, 1994, August 15, 1994, November  8, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003 and October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008 April 22, 2009, October 1, 2009 and October 20, 2009 (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of December 16, 2009 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds:

T. Rowe Price Short-Term Income Fund, Inc.

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Short-Term Income Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap
Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds,
Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 10, 2010 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Debra Ware Debra Ware Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price Real Assets Fund, Inc.

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Real Assets Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 29, 2010 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Concentrated International Equity Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Concentrated International Equity Fund

Add the following fund to the Russian Rider

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Concentrated International Equity Fund

Name change to the following Funds:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Foreign Equity Fund

Effective June 1, 2010 the fund’s name was changed to:

T. Rowe Price, Institutional International Funds Inc. on behalf of:

 T. Rowe Price Institutional Growth Equity Fund

Income Funds:

T. Rowe Price Short-Term Income Fund, Inc.

Effective July 7, 2010 the fund’s name was changed to

 T. Rowe Price Inflation Focused Bond Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc.
on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional Concentrated
International Equity Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc.
on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider

T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 21, 2010 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional International Core Equity Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional International Core Equity Fund

Add the following fund to the Russian Rider

Equity Funds:

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional International Core Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc.
on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds,
Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional International Core
Equity Fund
T. Rowe Price Institutional Concentrated
International Equity Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc.
on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 3, 2011 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds:

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Emerging Markets Local Currency Bond Fund

Add the following Fund to the Global Service Proxy Rider:

Income Funds:

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Emerging Markets Local Currency Bond Fund

Add the following fund to the Russian Rider

Income Funds:

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Emerging Markets Local Currency Bond Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc.
on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth
Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity
Growth Fund
T. Rowe Price Institutional U.S. Structured
Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional International Core
Equity Fund
T. Rowe Price Institutional Concentrated
International Equity Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc.
on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Emerging Markets Local Currency Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 21, 2011 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/	David Oestreicher David Oestreicher Vice President

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds:

T. Rowe Price Floating Rate Fund, Inc.

Add the following Fund to the Global Service Proxy Rider:

Income Funds:

T. Rowe Price Floating Rate Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

 Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc.
on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds,
Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional International Core
Equity Fund
T. Rowe Price Institutional Concentrated
International Equity Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc.
on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income
Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

 Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Emerging Markets Local Currency Bond Fund T. Rowe Price International Bond Fund	G lobal Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

 T. Rowe Price Trust Company, as Trustee for the
 Johnson Matthey Salaried Employee Savings Plan

 Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the International

 Common Trust Fund on behalf of the Underlying Trusts:

  Emerging Markets Equity Trust    Global Proxy Service Rider

  Foreign Discovery Trust     Global Proxy Service Rider

  Foreign Discovery Trust - B    Global Proxy Service Rider

  India Trust        Global Proxy Service Rider

  International Small-Cap Trust    Global Proxy Service Rider

  Japan Discovery Trust      Global Proxy Service Rider

  Taiwan Trust        Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 29, 2011 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	K. Foad F. Neville K. Foad F. Neville Vice President Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEPARATELY INDIVIDUALLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Common Trust Funds:

T. Rowe Price Capital Appreciation Trust

T. Rowe Price Equity Income Trust

T. Rowe Price Growth & Income Trust

T. Rowe Price Growth Stock Trust

T. Rowe Price New Horizons Trust

T. Rowe Price Managed Bond Common Trust Fund

Add the following Common Trust Funds to the Global Service Proxy Rider:

T. Rowe Price Capital Appreciation Trust

T. Rowe Price Equity Income Trust

T. Rowe Price Growth & Income Trust

T. Rowe Price Growth Stock Trust

T. Rowe Price New Horizons Trust

T. Rowe Price Managed Bond Common Trust Fund

Remove the following ERISA Account:

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plan

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

Equity Funds

T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core
Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth
Fund
T. Rowe Price Institutional U.S. Structured Research
Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc.
on behalf of:
T. Rowe Price Institutional Africa & Middle
East Fund
T. Rowe Price Institutional International Core
Equity Fund
T. Rowe Price Institutional Concentrated
International Equity Fund
T. Rowe Price Institutional Emerging Markets
Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap
Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe &
Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Emerging Markets Local Currency Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the International

Common Trust Fund on behalf of the Underlying Trusts:

 Emerging Markets Equity Trust Global Proxy Service Rider

 Foreign Discovery Trust   Global Proxy Service Rider

 Foreign Discovery Trust - B  Global Proxy Service Rider

 India Trust     Global Proxy Service Rider

 International Small-Cap Trust  Global Proxy Service Rider

 Japan Discovery Trust   Global Proxy Service Rider

 Taiwan Trust     Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Trust Company, as Trustee for the
Institutional Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price Capital Appreciation Trust Global Proxy Service Rider

 T. Rowe Price Equity Income Trust Global Proxy Service Rider

 T. Rowe Price Growth & Income Trust Global Proxy Service Rider

 T. Rowe Price Growth Stock Trust Global Proxy Service Rider

 T. Rowe Price New Horizons Trust Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the

T. Rowe Price Managed Bond Common Trust Fund Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of October 17, 2011 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Income Funds:

T. Rowe Price Multi-Sector Account Portfolios, Inc. on behalf of:

T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Add the following Funds to the Global Service Proxy Rider:

Income Funds:

T. Rowe Price Multi-Sector Account Portfolios, Inc. on behalf of:

T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Add the following Funds to the Russian Rider:

Income Funds:

T. Rowe Price Multi-Sector Account Portfolios, Inc. on behalf of:

T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund
T. Rowe Price Institutional Growth Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price International Funds, Inc. on behalf of: T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Emerging Markets Local Currency Bond Fund T. Rowe Price International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 8, 2012 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds

T. Rowe Price International Funds, Inc. on behalf of:

T. Rowe Price Emerging Markets Corporate Bond Fund

Add the following Fund to the Global Service Proxy Rider:

Income Funds

T. Rowe Price International Funds, Inc. on behalf of:

T. Rowe Price Emerging Markets Corporate Bond Fund

Add the following Fund to the Russian Rider:

Income Funds

T. Rowe Price International Funds, Inc. on behalf of:

T. Rowe Price Emerging Markets Corporate Bond Fund

Name change to the following Fund:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

T. Rowe Price Emerging Europe & Mediterranean Fund

Effective February 8, 2012, the fund’s name was changed to:

T. Rowe Price International Funds, Inc. on behalf of:

T. Rowe Price Emerging Europe Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Growth Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Large-Cap Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of April 24, 2012 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price Institutional International Funds, Inc. on behalf of:

T. Rowe Price Institutional Global Value Equity Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price Institutional International Funds, Inc. on behalf of:

T. Rowe Price Institutional Global Value Equity Fund

Add the following Fund to the Russian Rider:

Equity Funds

T. Rowe Price Institutional International Funds, Inc. on behalf of:

T. Rowe Price Institutional Global Value Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Large-Cap Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of: T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 5, 2013 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

T. Rowe Price Institutional Long Duration Credit Fund

Add the following Fund to the Global Service Proxy Rider:

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

T. Rowe Price Institutional Long Duration Credit Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Large-Cap Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of March 5, 2013 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price Global Allocation Fund, Inc.

Add the following Fund to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price Global Allocation Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc. T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Large-Cap Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of July 24, 2013 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Industrials Fund

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Industrials Fund

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

Add the following Funds to the Russian Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Industrials Fund

Income Funds

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service and Russian Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Equity Fund
T. Rowe Price Institutional Global Large-Cap Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Large-Cap Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider
Global Proxy Service and Russian Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service and Russian Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service and Russian Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service and Russian Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider Global Proxy Service and Russian Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of December 10, 2013 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto and to delete any reference to the Russian rider in Schedule A which is no longer relevant and was terminated effective April 1, 2013. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios Indicated in Part I of Schedule A and Vice President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios Indicated in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Change the name of the following Funds:

Equity Funds

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Global Equity Fund

 Effective November 1, 2013, the fund name changed to:

 T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Global Large-Cap Equity Fund

 Effective November 1, 2013, the fund name changed to:

 T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Large-Cap Stock Fund

 Effective November 1, 2013, the fund name changed to:

 T. Rowe Price Global Growth Stock Fund

Income Funds

T. Rowe Price Multi-Sector Account Portfolios, Inc. on behalf of:

 T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio

 Effective July 1, 2013, the fund name changed to:

 T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMorgan Chase Bank, whose contracts have been assumed by JPMORGAN CHASE BANK (the “Bank”) is hereby further amended, as of February 4, 2014 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/	Fiona Neville Fiona Neville Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios

Indicated in Part I of Schedule A and Vice

President of T. Rowe Price Trust Company,

Trustee of the Entities/Portfolios Indicated in

Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Asia Opportunities Fund

Income Funds

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

 T. Rowe Price Institutional Credit Opportunities Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Asia Opportunities Fund

Income Funds

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc. on behalf of:

 T. Rowe Price Institutional Credit Opportunities Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of July 17, 2014 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.
By:	/s/	Anna Maria Calla Minniti Anna Maria Calla Minniti Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios

Indicated in Part I of Schedule A and Vice

President of T. Rowe Price Trust Company,

Trustee of the Entities/Portfolios Indicated in

Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price International Concentrated Equity Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Frontier Markets Equity Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price International Concentrated Equity Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Frontier Markets Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Concentrated International Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of December 22, 2014 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.
By:	/s/	Brian Eckert Brian Eckert Vice President

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios

Indicated in Part I of Schedule A and Vice

President of T. Rowe Price Trust Company,

Trustee of the Entities/Portfolios Indicated in

Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Income Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price Global Unconstrained Bond Fund

Add the following Funds to the Global Service Proxy Rider:

Income Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price Global Unconstrained Bond Fund

Change the name of the following Fund:

Equity Funds

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Concentrated International Equity Fund

 Effective November 1, 2014, the fund name changed to:

 T. Rowe Price Institutional International Concentrated Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Strategic Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of July 31, 2015 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.
By:	/s/	Brian Eckert Brian Eckert Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY
By:	/s/

David Oestreicher

David Oestreicher

Vice President of the Entities/Portfolios

Indicated in Part I of Schedule A and Vice

President of T. Rowe Price Trust Company,

Trustee of the Entities/Portfolios Indicated in

Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Funds:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Emerging Markets Value Stock Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Emerging Markets Value Stock Fund

Change the name of the following Fund:

Income Funds

T. Rowe Price Strategic Income Fund, Inc.

 Effective July 1, 2015 the fund name changed to:

 T. Rowe Price Global Multi-Sector Bond Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Focused Bond Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of February 26, 2016 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Jeffrey Teitelbaum

  Jeffrey Teitelbaum

  Executive Director

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

  David Oestreicher

  Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Change the name of the following Funds:

Equity Funds

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

 Effective January 1, 2016, the fund name changed to:

 T. Rowe Price Quantitative Management Funds, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund

 Effective February 24, 2016, the series name changed to:

 T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

Income Funds

T. Rowe Price Inflation Focused Bond Fund, Inc.

 Effective September 29, 2015 the fund name changed to:

 T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

Add the following Funds:

Equity Funds

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:

 T. Rowe Price QM Global Equity Fund

 T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

 T. Rowe Price QM U.S. Value Equity Fund

Add the following Funds to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:

 T. Rowe Price QM Global Equity Fund

 T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

 T. Rowe Price QM U.S. Value Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust - B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of April 21, 2016 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Anna Maria Calla Minniti

  Anna Maria Calla Minniti

  Vice President

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

  David Oestreicher

  Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Consumer Fund

Add the following Fund to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Consumer Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New America Growth Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
Japan Discovery Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of July 15, 2016 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

 1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Anna Maria Calla Minniti

  Anna Maria Calla Minniti

  Vice President

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

  David Oestreicher

  Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Global Consumer Fund

Add the following Common Trust Funds:

T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trust:

 T. Rowe Price U.S. Bond Enhanced Index Trust

T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:

 T. Rowe Price Fixed Income Trust

 T. Rowe Price Limited Duration Inflation Focused Bond Trust

 T. Rowe Price Non-U.S. Equities Trust

 T. Rowe Price Real Assets Trust

 T. Rowe Price U.S. Equities Trust

T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:

 T. Rowe Price Blue Chip Growth Trust

 T. Rowe Price Bond Trust I

 T. Rowe Price Emerging Markets Bond Trust

 T. Rowe Price Intermediate Term Common Trust Fund

 T. Rowe Price International Bond Trust

 T. Rowe Price International Core Equity Trust

 T. Rowe Price International Growth Equity Trust

 T. Rowe Price International Small-Cap Equity Trust

 T. Rowe Price International Value Equity Trust

 T. Rowe Price Real Assets Trust I

 T. Rowe Price Short Term Common Trust Fund

 T. Rowe Price U.S. High Yield Trust

 T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust

 T. Rowe Price U.S. Mid-Cap Growth Equity Trust

 T. Rowe Price U.S. Mid-Cap Value Equity Trust

 T. Rowe Price U.S. Small-Cap Core Equity Trust

 T. Rowe Price U.S. Small-Cap Value Equity Trust

 T. Rowe Price U.S. Value Equity Trust

Add the following Common Trust Funds to the Global Service Proxy Rider:

T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trust:

 T. Rowe Price U.S. Bond Enhanced Index Trust

Schedule A

T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:

 T. Rowe Price Fixed Income Trust

 T. Rowe Price Limited Duration Inflation Focused Bond Trust

 T. Rowe Price Non-U.S. Equities Trust

 T. Rowe Price Real Assets Trust

 T. Rowe Price U.S. Equities Trust

T. Rowe Price Trust Company, as Trustee for the

Strategic Common Trust Fund on behalf of the Underlying Trusts:

 T. Rowe Price Blue Chip Growth Trust

 T. Rowe Price Bond Trust I

 T. Rowe Price Emerging Markets Bond Trust

 T. Rowe Price Intermediate Term Common Trust Fund

 T. Rowe Price International Bond Trust

 T. Rowe Price International Core Equity Trust

 T. Rowe Price International Growth Equity Trust

 T. Rowe Price International Small-Cap Equity Trust

 T. Rowe Price International Value Equity Trust

 T. Rowe Price Real Assets Trust I

 T. Rowe Price Short Term Common Trust Fund

 T. Rowe Price U.S. High Yield Trust

 T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust

 T. Rowe Price U.S. Mid-Cap Growth Equity Trust

 T. Rowe Price U.S. Mid-Cap Value Equity Trust

 T. Rowe Price U.S. Small-Cap Core Equity Trust

 T. Rowe Price U.S. Small-Cap Value Equity Trust

 T. Rowe Price U.S. Value Equity Trust

Remove the following Common Trust Fund:

T. Rowe Price Trust Company, as Trustee for the International Common

Trust Fund on behalf of the Underlying Trust:

 Japan Discovery Trust

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of July 26, 2016 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Brian Eckert

  Brian Eckert

  Executive Director

  9/30/2016

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

  David Oestreicher

  Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Income Funds

T. Rowe Price Total Return Fund, Inc.

Add the following Fund to the Global Service Proxy Rider:

Income Funds

T. Rowe Price Total Return Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of May 1, 2017 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Brian Eckert

  Brian Eckert

  5/16/2017

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

  David Oestreicher

  Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940

Change the name of the following Funds:

Equity Funds

 T. Rowe Price International Fund, Inc., on behalf of:
  T. Rowe Price International Growth & Income Fund

  Effective January 1, 2017, the fund name changed to:

  T. Rowe Price International Value Equity Fund

Income Funds

 T. Rowe Price International Fund, Inc., on behalf of:
  T. Rowe Price Global Unconstrained Bond Fund

  Effective May 1, 2017, the fund name changed to:

  T. Rowe Price Dynamic Global Bond Fund

Add the following Funds:

Income Funds

 T. Rowe Price High Yield Fund, Inc., on behalf of:
  T. Rowe Price U.S. High Yield Fund

Add the following Funds to the Global Service Proxy Rider:

Income Funds

 T. Rowe Price High Yield Fund, Inc., on behalf of:
  T. Rowe Price U.S. High Yield Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc., on behalf of: T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of July 28, 2017 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Brian Eckert

 Name: Brian Eckert

 Title: Executive Director

  8/1/2017

 EACH OF THE CUSTOMERS LISTED IN

 SCHEDULE A HERETO, SEVERALLY AND

 NOT JOINTLY

 By: /s/David Oestreicher

 Name: David Oestreicher

 Title: Vice President of the Entities/Portfolios

  Indicated in Part I of Schedule A and Vice

  President of T. Rowe Price Trust Company,

  Trustee of the Entities/Portfolios Indicated in

  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Equity Funds

T. Rowe Price Capital Appreciation & Income Fund, Inc.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

Income Funds

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price International Bond Fund (USD Hedged)

Add the following Fund to the Global Service Proxy Rider:

Equity Funds

T. Rowe Price Capital Appreciation & Income Fund, Inc.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

Income Funds

T. Rowe Price International Funds, Inc., on behalf of:
 T. Rowe Price International Bond Fund (USD Hedged)

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of September 25, 2017 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/Anna Maria Calla Minniti
 Name: Anna Maria Calla Minniti
 Title: Vice President

 EACH OF THE CUSTOMERS LISTED IN
 SCHEDULE A HERETO, SEVERALLY AND
 NOT JOINTLY

 By: /s/David Oestreicher
 Name: David Oestreicher

 Title: Vice President of the Entities/Portfolios
  Indicated in Part I of Schedule A and Vice
  President of T. Rowe Price Trust Company,
  Trustee of the Entities/Portfolios Indicated in
  Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price Dynamic Global Bond Trust

 T. Rowe Price Floating Rate Trust

Add the following Fund to the Global Service Proxy Rider:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price Dynamic Global Bond Trust

 T. Rowe Price Floating Rate Trust

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Stock Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Unconstrained Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of October 13, 2017 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement. The Customer being added to Schedule A, T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plan, had been inadvertently removed from Schedule A. The Customer and the Bank agree that the Bank has been providing services to the Customer under the terms of the Custody Agreement during the period the Customer was not listed on Schedule A.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/AnnaMaria Calla Minniti
 Name: AnnaMaria Calla Minniti
 Title: Vice President
  JPMorgan Chase Bank, N.A.

 EACH OF THE CUSTOMERS LISTED IN
 SCHEDULE A HERETO, SEVERALLY AND
 NOT JOINTLY

 By: /s/David Oestreicher
 Name: David Oestreicher
 Title: Vice President of the Entities/Portfolios
  Indicated in Part I of Schedule A and Vice
  President of T. Rowe Price Trust Company,
  Trustee of the Entities/Portfolios Indicated
  in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Accounts Subject to ERISA:

T. Rowe Price Trust Company, as Trustee for the
Johnson Matthey Salaried Employee Savings Plan

Add the following Funds to the Global Service Proxy Rider:

T. Rowe Price Trust Company, as Trustee for the
Johnson Matthey Salaried Employee Savings Plan

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc. T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plans	Global Proxy Service Rider
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts: (continued)
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of December 15, 2017 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/AnnaMaria Calla Minniti
 Name: AnnaMaria Calla Minniti
 Title: Vice President
  JPMorgan Chase Bank, N.A.

 EACH OF THE CUSTOMERS LISTED IN
 SCHEDULE A HERETO, SEVERALLY AND
 NOT JOINTLY

 By: /s/David Oestreicher
 Name: David Oestreicher
 Title: Vice President of the Entities/Portfolios
  Indicated in Part I of Schedule A and Vice
  President of T. Rowe Price Trust Company,
  Trustee of the Entities/Portfolios Indicated
  in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price Global Growth Equity Trust

Add the following Fund to the Global Service Proxy Rider:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price Global Growth Equity Trust

Change the name of the following Funds:

Equity Funds

T. Rowe Price Capital Appreciation Fund

 Effective October 30, 2017, the fund name changed to:

  T. Rowe Price Capital Appreciation Fund, Inc.

T. Rowe Price Equity Income Fund

 Effective October 30, 2017, the fund name changed to:

  T. Rowe Price Equity Income Fund, Inc.

T. Rowe Price New America Fund

 Effective October 30, 2017, the fund name changed to:

  T. Rowe Price New America Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc. T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plans	Global Proxy Service Rider
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Global Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts: (continued)
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of February 1, 2018 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/AnnaMaria Calla Minniti
 Name: AnnaMaria Calla Minniti
 Title: Vice President
  JPMorgan Chase Bank, N.A.

 EACH OF THE CUSTOMERS LISTED IN
 SCHEDULE A HERETO, SEVERALLY AND
 NOT JOINTLY

 By: /s/David Oestreicher
 Name: David Oestreicher
 Title: Vice President of the Entities/Portfolios
  Indicated in Part I of Schedule A and Vice
  President of T. Rowe Price Trust Company,
  Trustee of the Entities/Portfolios Indicated
  in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price International Equity Index Trust

Add the following Fund to the Global Service Proxy Rider:

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the
Strategic Common Trust Fund on behalf of the
Underlying Trusts:

 T. Rowe Price International Equity index Trust

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Media & Telecommunications Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc., on behalf of: T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plans	Global Proxy Service Rider
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Global Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts: (continued)
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Equity Index Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider

AMENDMENT AGREEMENT

The Global Custody Agreement of January 3, 1994, (the “Custody Agreement”), as amended from time to time, by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the “Customer”) and JPMORGAN CHASE BANK, N.A., as successor in interest to The Chase Manhattan Bank, N.A. (the “Bank”) is hereby further amended, as of May 1, 2018 (the “Amendment Agreement”). Terms defined in the Custody Agreement are used herein as therein defined.

WITNESSETH:

 WHEREAS, the Customer has appointed the Bank as its global custodian and the Bank has accepted such appointment pursuant to the terms of the Custody Agreement;

 NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment. Sections I and II of Schedule A of the Custody Agreement (“Schedule A”) shall be amended to change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

 2. Agreement. The Customer and Bank agree to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a “Customer” and “Bank,” respectively, as defined in the Custody Agreement.

 3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

 4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

 IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

 JPMORGAN CHASE BANK, N.A.

 By: /s/AnnaMaria Calla Minniti
 Name: AnnaMaria Calla Minniti
 Title: Vice President
  JPMorgan Chase Bank, N.A.

 EACH OF THE CUSTOMERS LISTED IN
 SCHEDULE A HERETO, SEVERALLY AND
 NOT JOINTLY

 By: /s/David Oestreicher
 Name: David Oestreicher
 Title: Vice President of the Entities/Portfolios
  Indicated in Part I of Schedule A and Vice
  President of T. Rowe Price Trust Company,
  Trustee of the Entities/Portfolios Indicated
  in Part II of Schedule A

Attachment A

LIST OF CUSTOMERS

Add the following Fund:

Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the
 Strategic Common Trust Fund on behalf of the
 Underlying Trust:

  T. Rowe Price Asia Opportunities Trust

Add the following Fund to the Global Service Proxy Rider:

Common Trust Funds

 T. Rowe Price Trust Company, as Trustee for the
 Strategic Common Trust Fund on behalf of the
 Underlying Trust:

  T. Rowe Price Asia Opportunities Trust

Change the name of the following Fund:

Equity Funds

 T. Rowe Price Media & Telecommunications Fund, Inc.

  Effective May 1, 2018, the fund name changed to:

  T. Rowe Price Communications & Technology Fund, Inc.

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
GLOBAL CUSTODY AGREEMENT WITH
THE CHASE MANHATTAN BANK
DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.
Equity Funds
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Opportunity Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Communications & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Income Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth & Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional U.S. Structured Research Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Institutional International Funds, Inc. on behalf of:
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Infrastructure Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider
Global Proxy Service Rider

T. Rowe Price International Index Fund, Inc. on behalf of: T. Rowe Price International Equity Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of: T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price New America Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Quantitative Management Funds, Inc. on behalf of:
T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider
Income Funds
T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of: T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc., on behalf of: T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Institutional International Funds, Inc., on behalf of: T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional International Bond Fund	Global Proxy Service Rider Global Proxy Service Rider

T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Dynamic Global Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of:
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Personal Strategy Funds, Inc. on behalf of: T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund	Global Proxy Service Rider Global Proxy Service Rider Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of: T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers Under Section II of this Schedule A.

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plans	Global Proxy Service Rider
Common Trust Funds
T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider
Foreign Discovery Trust	Global Proxy Service Rider
Foreign Discovery Trust – B	Global Proxy Service Rider
India Trust	Global Proxy Service Rider
International Small-Cap Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth & Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price U.S. Bond Enhanced Index Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Asia Opportunities Trust	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Global Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT
T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts: (continued)
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Equity Index Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider